Events after the balance sheet date (Details) - Multicurrency credit facility agreement - Entering into significant commitments or contingent liabilities SFr in Millions	Jul. 07, 2023 CHF (SFr) extension
Disclosure of non-adjusting events after reporting period [line items]
Notional amount	SFr 700.0
Borrowing facilities, higher borrowing capacity option	SFr 200.0
Borrowings, maturity	three years
Number of loan term extensions | extension	2
Borrowings maturity extension	1 year